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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-38465, 333-49669, 333-88354 and 333-88328) of
Hillenbrand Industries, Inc. of our report dated January 2, 2003, relating to the financial statements and financial statement schedule, which appear in this Form 10-K.



/S/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Indianapolis, Indiana
January 2, 2003